UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 1, 2024 (November 1, 2024)
Date of Report (date of earliest event reported)

Fulton Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania		001-39680		23-2195389
(State or other jurisdiction of incorporation)		(Commission File Number)		(I.R.S. Employer Identification No.)

One Penn Square,	P.O. Box 4887	Lancaster,	Pennsylvania	17604
(Address of Principal Executive Offices)				(Zip Code)
(717) 291-2411
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50	FULT	The Nasdaq Stock Market, LLC
Depositary Shares, Each Representing 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	FULTP	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2024, Fulton Financial Corporation ("Fulton") appointed Richard S. Kraemer as Senior Executive Vice President and Chief Financial Officer effective November 1, 2024. Mr. Kraemer joined Fulton on September 3, 2024 as Senior Executive Vice President and Chief Financial Officer Designee. The information regarding Mr. Kraemer contained in Item 5.02 of Fulton's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on July 23, 2024 is incorporated herein by reference. Mr. Kraemer assumed the role of Chief Financial Officer from Beth Ann L. Chivinski, Fulton's Senior Executive Vice President and Interim Chief Financial Officer, who will continue as Senior Executive Vice President until her previously disclosed retirement on December 31, 2024. On November 1, 2024, Fulton issued a press release (the "Press Release") announcing the appointment of Mr. Kraemer as Senior Executive Vice President and Chief Financial Officer. A copy of the Press Release has been attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

On November 1, 2024, Fulton entered into a Consulting Agreement with Ms. Chivinski (the "Consulting Agreement"). The term of the Consulting Agreement commences on January 1, 2025 and ends on June 30, 2025, unless earlier terminated by either Fulton or Ms. Chivinski. Under the Consulting Agreement, Ms. Chivinski will provide advice to Fulton as requested from time to time by Fulton on an as-needed basis as an independent contractor. Ms. Chivinski will be paid $1,250,000.00 in a lump sum during the first month of the term of the Consulting Agreement. In addition, Fulton will pay or reimburse Ms. Chivinski for reasonable expenses incurred by Ms. Chivinski in performing services under the Consulting Agreement. Ms. Chivinski will remain subject to the confidentiality, non-competition, non-solicitation and clawback provisions set forth in Section 5 of the Executive Employment Agreement between Fulton and Ms. Chivinski. The form of Executive Employment Agreement between Fulton and Ms. Chivinski was filed as Exhibit 10.1 of Fulton's Current Report on Form 8-K filed with the SEC on January 4, 2018. The Consulting Agreement also contains a general release of claims on the part of Ms. Chivinski.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 1, 2024
104	Cover page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2024	FULTON FINANCIAL CORPORATION
By: /s/ Richard S. Kraemer
Richard S. Kraemer
Senior Executive Vice President and
Chief Financial Officer